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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 26, 1997.
                                                 ------------------


                           NEW ERA OF NETWORKS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   000-22043                84-1234845
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  (State or other jurisdiction       (Commission              (IRS Employer
  of incorporation)                  File Number)           Identification No.)


    7400 East Orchard Rd., Suite 230, Englewood, CO                  80111
    -----------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code (303) 694-3933
                                                           -------------


                                      N/A
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 2.           ACQUISITIONS OR DISPOSITION OF ASSETS

         On September 26, 1997, New Era of Networks, Inc., a Delaware corporation (the "Company"), acquired all the outstanding capital stock of Menhir Ltd., a corporation organized under the laws of the United Kingdom ("Menhir") by means of a Share Purchase Agreement by and among Menhir, the shareholders of Menhir, and New Era of Networks, Ltd.(Neon UK), a wholly-owned UK subsidiary of the Company (the "Purchase Agreement"). The total purchase price was $2.8 million cash, which was provided to NEON UK by the Company. The description contained in this Item 2 of the transactions contemplated by the Purchase Agreement is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 2.

         In connection with the Share Purchase, $268,318 of the consideration payable in connection with the acquisition (the "Escrow Amount") was placed into escrow, to be held as security for any losses incurred by NEON UK in the event of certain breaches of the warranties contained in the Share Purchase Agreement.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      The Financial Statements of Businesses Acquired.

                  (4) The Financial Statements required by this item will be filed by amendment not later than 60 days after the date of this initial report on Form 8-K.

         (b)      Pro forma financial information.

                  (2) The Pro Forma Financial Statements required by this item will be filed by amendment not later than 60 days after the date of this initial report on Form 8-K.

         (c)      Exhibits.

                  2        Share Purchase Agreement dated September 26, 1997.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW ERA OF NETWORKS, INC.


                                        /s/ STEVE WEBB
                                        --------------------------------------
                                        Steve Webb, Senior Vice President and
                                        Chief Financial Officer

                                        Date:  October 10, 1997




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                           NEW ERA OF NETWORKS, INC.

                           CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS

Exhibit No.                Description
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
2                          Share Purchase Agreement dated September 26, 1997.